Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 2
Dated as of June 30, 2010
to
CREDIT AGREEMENT
Dated as of March 28, 2008
          THIS AMENDMENT NO. 2 (this “Amendment”) is made as of June 30, 2010 by and among Hillenbrand, Inc. (formerly named Batesville Holdings, Inc.) (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), Citibank, N.A. (“Citibank”) in its capacity as resigning agent (the “Resigning Agent”), and JPMorgan Chase Bank, N.A. (“JPMorgan”) in its capacity as successor agent for the Lenders (the “Successor Agent”), under that certain Credit Agreement dated as of March 28, 2008 by and among the Borrower, the Lenders and Citibank, as amended by Letter Agreement No. 1, dated as of December 16, 2009 (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
          WHEREAS, the Borrower, the Required Lenders, the Resigning Agent and the Successor Agent have agreed to make certain amendments to the Credit Agreement;
          WHEREAS, the parties hereto have agreed to such amendments, including the appointment of a successor Agent, on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.
          1. Resignation of Agent and Appointment of Successor Agent. Citibank resigns as Agent, JPMorgan agrees to be successor Agent and is appointed as successor Agent by the Required Lenders, and JPMorgan shall be the Agent for all purposes under the Loan Documents, all effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below (the “Effective Date”).
          2. Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is amended as follows:
          (a) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto and, where applicable, to replace the corresponding previously existing definitions:
     “Agent’s Account” means such account of the Agent as is designated in writing from time to time by the Agent to the Borrower and the Lenders for such purpose.

     “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate (as adjusted pursuant to Section 2.11(a)) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on Reuters LIBOR01 Page (and any successor page) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Eurodollar Rate, respectively.
     “Defaulting Lender” means any Lender, as determined by the Agent, that has (a) failed to fund any portion of its Advances or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three (3) Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Advances and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
     “Fee Letters” means the fee letter among the Borrower, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. dated June 25, 2010.
     “L/C Exposure” means, at any time, the sum of (a) the aggregate Available Amount of all outstanding Letters of Credit at such time plus (b) the aggregate principal amount of all Advances made by each Issuing Bank pursuant to Section 2.03(c) that have not been reimbursed by or on behalf of the Borrower at such time. The L/C Exposure of any Lender at any time shall be its Ratable Share of the total L/C Exposure at such time.
     “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
     “Reference Bank” means JPMorgan Chase Bank, N.A. and Bank of America, N.A.

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     “Specified Indebtedness” means Indebtedness issued by the Borrower or any Subsidiary pursuant to (i) an offering of debt securities in the capital markets registered under the Securities Act of 1933, as amended, or exempt therefrom in reliance upon Rule 144A thereunder or (ii) a private placement of debt securities by the Borrower or such Subsidiary directly to institutional investors.
          (b) Section 1.03 of the Credit Agreement is amended to add the following sentence to the end thereof:
     “Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Subsidiaries at “fair value”, as defined therein.”
          (c) Article II of the Credit Agreement is amended to add the following as a new Section 2.20 thereof:
     “SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) if any L/C Exposure exists at the time a Lender is a Defaulting Lender, the Borrower shall within three (3) Business Days following notice by the Agent cash collateralize such Defaulting Lender’s L/C Exposure in accordance with the procedures set forth in Section 6.02 for so long as such L/C Exposure is outstanding; and
     (b) no Issuing Bank shall be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.20(a).”
          (d) Section 5.01 (e) of the Credit Agreement is amended to add the word “not” immediately prior to the phrase “reasonably be expected to have a Material Adverse Effect” appearing in the clause (iii) thereof.
          (e) Section 5.02(h)(i) of the Credit Agreement is amended to insert the words “or licenses” after the word “leases” in clause (A)(x) thereof.
          (f) Section 5.02(h)(i)(C) of the Credit Agreement is amended to (i) insert the word “such” in front of the words “negative pledge” and (ii) insert the following at the end of clause (C) thereof:
     “or (z) incurred or provided in favor of any holder of Specified Indebtedness permitted under Section 5.02(c)(vi) or 5.02(c)(x), and provided, further that this subsection (i) shall not apply to:
(1) any restriction or conditions contained in any Contractual Obligation of any Subsidiary if such Contractual Obligation relates to Liens existing on property at

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the time of acquisition thereof by the Borrower or any Subsidiary and not created in contemplation thereof;
(2) any restriction or conditions contained in any Contractual Obligation of any Subsidiary if such Contractual Obligation relates to Liens existing on property of a Subsidiary at the time such Subsidiary is merged or consolidated with or into, or acquired by, the Borrower or any Subsidiary or becomes a Subsidiary and not created in contemplation thereof;
(3) any restriction or conditions contained in any Contractual Obligation relating to or governing any equity interests, securities or Indebtedness of a Subsidiary existing at the time such Subsidiary is merged or consolidated with or into, or acquired by, the Borrower or any Subsidiary or becomes a Subsidiary and not entered into in contemplation thereof;
(4) customary provisions limiting assignments of agreements in the ordinary course of business;
(5) customary restrictions on cash or other deposits (including escrowed funds) received by Borrower or any Subsidiary in the ordinary course of business; or
(6) customary provisions in joint venture agreements and other similar agreements concerning joint ventures and applicable solely to such joint venture;”
          (g) Section 5.02(h)(ii) of the Credit Agreement is further amended to restate the proviso set forth therein in its entirety as follows:
          “; provided that this subsection (ii) shall not prohibit (x) the grant of Liens otherwise permitted under Section 5.02(a) and (y) any such requirement to grant a Lien in favor of any holder of Specified Indebtedness permitted under Section 5.02(c)(vi) or 5.02(c)(x).”
          (h) Section 8.01 of the Credit Agreement is amended to delete the name “Citibank, N.A.” appearing therein and to replace such name with the name “JPMorgan Chase Bank, N.A.”.
          (i) Section 9.02 of the Credit Agreement is amended to (i) delete the phrase “Two Penns Way, New Castle, 19720, Attention: Bank Loan Syndications Department” appearing in clause (a) thereof and to replace such phrase with the phrase “10 South Dearborn, Chicago, Illinois 60603, Attention Hiral Patel, Loan and Agency Services” and (ii) delete the first sentence of clause (b) thereof in its entirety.
          (j) Schedule I to the Credit Agreement is deleted in its entirety and replaced with Schedule I attached hereto.
          3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) JPMorgan shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the Resigning Agent and the Successor Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (b) such other instruments and documents as are reasonably requested by the Successor Agent and (ii) the Borrower shall have paid, to the extent invoiced, not less than one (1) Business Day prior to the date hereof, all reasonable and documented out-of-pocket expenses of the Resigning Agent and the Successor Agent

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(including attorneys’ fees and expenses) in connection with this Amendment.
          4. Indemnification. For the avoidance of doubt, the provisions of Sections 9.04(a), (b), (d) and (e) and Article VIII of the Credit Agreement shall (i) inure to the Successor Agent’s benefit and (ii) continue to inure to the Resigning Agent’s benefit as to any actions taken or omitted to be taken by it while it was Agent under the Credit Agreement and the provisions of Section 9.04(e) of the Credit Agreement shall continue inure to Citibank’s benefit as to any actions taken or omitted to be taken by it as an Issuing Bank under the Credit Agreement.
          5. Representations and Warranties of the Borrower. The Borrower represents and warrants that (a) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct with the same effect as though made on and as of the date hereof except (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct as of such earlier date and (ii) the representations and warranties contained in subsections (i) and (ii) of Section 4.01(d) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (i) and (ii), respectively, of Section 5.01(a) of the Credit Agreement, before and after giving effect to this Amendment, and (b) no Default has occurred and is continuing.
          6. Reference to and Effect on the Credit Agreement.
          (a) Upon the effectiveness hereof, (i) each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference to “Agent” in the Credit Agreement or any other Loan Document shall mean and be a reference to JPMorgan in its capacity as successor Agent for the Lenders.
          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
          8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HILLENBRAND, INC., as the Borrower
By:	/s/ Mark R. Lanning
	Name:	Mark R. Lanning
	Title:	Vice President Investor Relations and Treasurer

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

CITIBANK, N.A., as Resigning Agent
By:	/s/ Blake Gronich
	Name:	Blake Gronich
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

JPMORGAN CHASE BANK, N.A., as Successor Agent
By:	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Chris Burns
	Name:	Chris Burns
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeffrey P. Fisher
	Name:	Jeffrey P. Fisher
	Title:	Assistant Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

FIFTH THIRD BANK, as a Lender
By:	/s/ David O’Neal
	Name:	David O’Neal
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

REGIONS BANK, as a Lender
By:	/s/ Eric Harvey
	Name:	Eric Harvey
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Phillip McCaulay
	Name:	Phillip McCaulay
	Title:	Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

WILLIAM STREET LLC, as a Lender
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

RBS CITIZENS, N.A., as a Lender
By:	/s/ André A. Nazareth
	Name:	André A. Nazareth
	Title:	Senior Vice President

Signature Page to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

CONSENT AND REAFFIRMATION
          The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of March 28, 2008 (the “Credit Agreement”) by and among Batesville Holdings, Inc. (predecessor to Hillenbrand, Inc.) (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and Citibank, N.A. (predecessor to JPMorgan Chase Bank, N.A.), as Agent (the “Agent”), which Amendment No. 2 is dated as of June 30, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: June 30, 2010
[Signature Page Follows]

BATESVILLE SERVICES, INC., as Guarantor
By:	/s/ Mark R. Lanning
	Name:	Mark R. Lanning
	Title:	Vice President and Treasurer

K-TRON INTERNATIONAL, INC., as Guarantor
By:	/s/ Mark R. Lanning
	Name:	Mark R. Lanning
	Title:	Assistant Treasurer

K-TRON INVESTMENT CO., as Guarantor
By:	/s/ Mark R. Lanning
	Name:	Mark R. Lanning
	Title:	Assistant Treasurer

PENNSYLVANIA CRUSHER CORPORATION, as Guarantor
By:	/s/ Mark R. Lanning
	Name:	Mark R. Lanning
	Title:	Assistant Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 2
Hillenbrand, Inc.
Credit Agreement dated as of March 28, 2008

SCHEDULE I
HILLENBRAND, INC.
FIVE YEAR CREDIT AGREEMENT
APPLICABLE LENDING OFFICES

	Revolving	Letter of
Name of Initial	Credit	Credit		Eurodollar Lending
Lender	Commitment	Commitment	Domestic Lending Office	Office
JPMorgan Chase Bank, N.A.	$67,500,000	$30,000,000	10 South Dearborn St. Chicago, IL 60603 Attn: Hiral Patel T: 312-732-6221 F: 312-385-7096	10 South Dearborn St. Chicago, IL 60603 Attn: Hiral Patel T: 312-732-6221 F: 312-385-7096
RBS Citizens, N.A.	$67,500,000		27777 Franklin Road MH1970 Southfield, MI 48034 T: 248-226-7724 F: 248-228-9402	27777 Franklin Road MH1970 Southfield, MI 48034 T: 248-226-7724 F: 248-228-9402
Bank of America, N.A.	$45,000,000	$10,000,000	101 N. Tryon Street, 4th Floor Charlotte, NC 28255 Attn: Manpreet Kaur T: 415-436-4777 ext. 8544 F: 214-290-9446	101 N. Tryon Street, 4th Floor Charlotte, NC 28255 Attn: Manpreet Kaur T: 415-436-4777 ext. 8544 F: 214-290-9446
PNC Bank, National Association	$45,000,000	$10,000,000	201 East Fifth Street Cincinnati, OH 45202 Attn: Marc Accamando T: 412-768-6214 F: 412-768-4586	201 East Fifth Street Cincinnati, OH 45202 Attn: Marc Accamando T: 412-768-6214 F: 412-768-4586
Fifth Third Bank	$45,000,000		38 Fountain Square Plaza Cincinnati, OH 45263 Attn: Joyce Elam T: 513-358-7336 F: 513-358-3479	38 Fountain Square Plaza Cincinnati, OH 45263 Attn: Joyce Elam T: 513-358-7336 F: 513-358-3479
U.S. Bank National Association	$45,000,000		One U.S. Bank Plaza SL-MO-T12M St. Louis, MO 63101 Attn: Barbara Campbell T: 920-237-7370 F: 920-237-7993	One U.S. Bank Plaza SL-MO-T12M St. Louis, MO 63101 Attn: Barbara Campbell T: 920-237-7370 F: 920-237-7993
Regions Bank	$35,000,000		417 North 20th Street Birmingham, AL 35203 Attn: Ashley Lewis T: 205-420-5574 F: 205-801-5250	417 North 20th Street Birmingham, AL 35203 Attn: Ashley Lewis T: 205-420-5574 F: 205-801-5250
The Northern Trust Company	$25,000,000		50 S. LaSalle Street Chicago, IL 60675 Attn: Ms. Sharon Jackson T: 312-630-1609 F: 312-630-1566	50 S. LaSalle Street Chicago, IL 60675 Attn: Ms. Sharon Jackson T: 312-630-1609 F: 312-630-1566

	Revolving	Letter of
Name of Initial	Credit	Credit		Eurodollar Lending
Lender	Commitment	Commitment	Domestic Lending Office	Office
William Street LLC	$25,000,000		1 New York Plaza, 40th Floor New York, NY 10004 Attn: Pedro Ramirez T: 917-343-8319 F: 212-428-1243	1 New York Plaza, 40th Floor New York, NY 10004 Attn: Pedro Ramirez T: 917-343-8319 F: 212-428-1243
Total:	$400,000,000	$50,000,000